EXHIBIT 21.1

List of Subsidiaries

List of Subsidiaries

Subsidiary	Jurisdiction of Incorporation
2 Joseph Street, LLC	New Jersey
3333493 Nova Scotia Company	Quebec
Agro Charleston, LLC	Delaware
Agro Improvement Participacoes S.A.	Brazil
Agro Merchants Brasil Paricipacoes LTDA	Brazil
Agro Merchants Carson, LLC	Delaware
Agro Merchants Chile Holdings SpA	Chile
Dublin RE Limited	Republic of Ireland
Agro Merchants European Holdings II S.a r.l	Luxembourg
Agro Merchants European Holdings S. a r.l.	Luxembourg
Agro Merchants European Intermediate Holdings S. a r.l	Luxembourg
Agro Merchants LATAM Holdings S.a r.l	Luxembourg
Agro Merchants NAI Holdings, LLC	Delaware
Agro Merchants North America Holdings LLC	Delaware
Agro Merchants Oakland, LLC	Delaware
Agro Merchants Rotterdam Packaging B.V.	The Netherlands
Agro Merchants Rotterdam Warehousing B.V.	The Netherlands
Agro Merchants Texas, LLC	Delaware
Agro Merchants Westland Holding B.V.	The Netherlands
Agrofundo Brasil II Fundode Investimento em Participacoes	Brazil
Albert and Cornelia, LLC	New Jersey
AM AUS HoldCo PTY Limited	Australia
AM NL RE Holdco 2 B.V.	The Netherlands
AMC 1031 LLC	Delaware
AmeriCold Acquisition, LLC	Delaware
Americold Algeciras, S.L.U.	Spain
Americold Australia PTY LTD	Australia
Americold Australia Realty Trust	Australia
Americold Australian Holdings PTY Ltd.	Australia
Americold Australian Logistics PTY LTD	Australia
Americold Barcelona Palau S.A.	Spain
Americold Barcelona Santa Perpetua S.A.	Spain
Americold Barneveld Warehousing B.V.	The Netherlands
Americold Brazil Paricipacoes LTDA	Brazil
Americold Brazil, LLC	Delaware
Americold Brisbane Realty Trust	Australia
Americold Castleblayney Limited	Republic of Ireland
Amricold Chambersburg Holdings, LLC	Delaware
Americold Chile S.A.	Chile
Americold Dublin Holdings Limited	Republic of Ireland
Americold Dublin Limited	Republic of Ireland
Americold Food Logistics PTY LTD	Australia
Americold Forwarding Agency B.V.	The Netherlands
Americold Gdansk SP. Z O.O.	Poland
Americold Holdings UK Limited	Northern Ireland
Americold Investments PTY LTD	Australia
Americold IR RE Holdco Limited	Republic of Ireland

Americold Ireland Limited	Republic of Ireland
Americold Ireland Properties Limited	Republic of Ireland
Americold LATAM Holdings Ltd.	United Kingdom
Americold Leixoes Unipessoal LDA	Portugal
Americold Lisboa Transport Unipessoal TDA.	Portugal
Americold Lisboa Warehousing S.A.	Portugal
Americold Logistics Argentina S.A.	Argentina
Americold Logistics Limited	Australia
Americold Logistics Services NZ LTD.	New Zealand
Americold Logistics, LLC	Delaware
Americold Lough Egish Limited	Republic of Ireland
Americold Lurgan Transport Ltd.	Northern Ireland
Americold Lurgan Warehousing Ltd.	Northern Ireland
Americold Maasvlakte B.V.	The Netherlands
Americold Melbourne Realty Trust	Australia
Americold Wien Holding GmbH	Austria
Americold NB PTY LTD	Australia
Americold Nebraska Leasing, LLC	Nebraska
Americold Netherlands B.V.	The Netherlands
Americold Netherlands Finco B.V.	The Netherlands
Americold Netherlands Holdco B.V.	The Netherlands
Americold Netherlands II B.V.	The Netherlands
AmeriCold Nova Cold Holdings II, LLC	Delaware
AMERICOLD NOVA COLD HOLDINGS, LP	Delaware
Americold NZ Limited	New Zealand
Americold Poland Holdings Sp. z o.o.	Poland
Americold Porto Warehousing S.A.	Portugal
Americold Portugal SGPS S.A.	Portugal
Americold Property PTY LTD	Australia
Americold Real Estate, L.P.	Delaware
Americold Realty Australia Management PTY LTD	Australia
Americold Realty Hong Kong Limited, Inc.	Hong Kong
Americold Realty LLC	Delaware
Americold Realty Operating Partnership, LP	Delaware
Americold Realty Operations, Inc.	Delaware
Americold Realty State Management PTY LTD	Australia
Americold Rotterdam Stevedoring B.V.	The Netherlands
Americold Russellville, LLC	Arkansas
Americold Sines Unipessoal LDA.	Portugal
Americold Spain S.A.	Spain
Americold Sydney Realty Trust	Australia
Americold Transportation, LLC	Delaware
Americold Transportation Services LLC	Delaware
AmeriCold TRS Parent, LLC	Delaware
Americold UK RE Holdco Ltd	Northern Ireland
Americold Urk B.V.	The Netherlands
Americold Valencia S.L.U.	Spain
Americold Westland Warehousing B.V.	The Netherlands
Americold Whitchurch Ltd.	United Kingdom
Americold Wien GmbH	Austria
Americold Zarantepec Sociedad Limitada	Spain
Amlog Canada, Inc.	Alberta
ART AL Holding LLC	Delaware
ART FIRST MEZZANINE BORROWER PROPCO 2006-2 LP	Delaware

ART FIRST MEZZANINE BORROWER PROPCO 2006-3 L.P.	Delaware
ART FIRST MEZZANINE BORROWER PROPCO GP 2006-2 LLC	Delaware
ART FIRST MEZZANINE BORROWER PROPCO GP 2006-3 LLC	Delaware
ART Icecap Holdings LLC	Delaware
ART LEASING LLC	Delaware
ART Manager, LLC	Delaware
Art Mezzanine Borrower OPCO 2013 LLC	Delaware
Art Mezzanine Borrower Propco 2013 LLC	Delaware
ART MORTGAGE BORROWER OPCO 2006-3 LP	Delaware
ART Mortgage Borrower Opco 2010 - 4 LLC	Delaware
ART Mortgage Borrower OPCO 2010 - 6 LLC	Delaware
Art Mortgage Borrower OPCO 2010-5 LLC	Delaware
Art Mortgage Borrower OPCO 2013 LLC	Delaware
ART MORTGAGE BORROWER PROPCO 2006-1A LLC	Delaware
ART MORTGAGE BORROWER PROPCO 2006-1B LLC	Delaware
ART MORTGAGE BORROWER PROPCO 2006-1C LLC	Delaware
Art Mortgage Borrower Propco 2006-2 LP	Delaware
Art Mortgage Borrower PROPCO 2006-3 L.P.	Delaware
ART Mortgage Borrower PROPCO 2010 - 4 LLC	Delaware
ART Mortgage Borrower Propco 2010 - 5 LLC	Delaware
ART MORTGAGE BORROWER PROPCO 2010-5 LLC	Delaware
ART MORTGAGE BORROWER PROPCO 2013 LLC	Delaware
Art Mortgage Borrower Propco GP 2006-1A LLC	Delaware
Art Mortgage Borrower Propco GP 2006-2 LLC	Delaware
ART MORTGAGE BORROWER, LLC	Delaware
Art Quarry TRS LLC	Delaware
ART SECOND MEZZANINE BORROWER OPCO 2013 LLC	Delaware
ART SECOND MEZZANINE BORROWER PROPCO 2013 LLC	Delaware
ART Third Mezzanine Borrower Propco 2013 LLC	Delaware
Atlas Cold Storage Logistics LLC	Minnesota
Atlas Logistics Group Retail Services (Denver) LL	Minnesota
Atlas Logistics Group Retail Services (Phoenix) LLC	Delaware
Ballykeel Freight Limited	Northern Ireland
Best way Agro Logistica LTDA	Brazil
Bowman Stores Limited	United Kingdom
Castlebleyney RE Limited	Republic of Ireland
CCS Realty Property Owner LLC	Delaware
CCS Realty, LLC	Iowa
Chambersburg Cold Storage Limited Partnership	Maryland
Chambersburg Cold Storage, Inc.	Maryland
Cloverleaf Cold Storage Co., LLC	Ohio
Cloverleaf Cold Storage, LLC	Delaware
Comfrio Transportes EIRELI	Brazil
Comfrio Solucoes Logisticas S.A.	Brazil
De Bruyn Cold Storage PTY LTD	Australia
Frigoriferi Industriali Gestione Integrata S.r.l.	Italy
G.F. Storage, LLC	Minnesota
Garden State Freezers, LLC	Delaware
Grower Services Acquisition LLC	New Jersey
Hall's Fast Motor Freight, Inc.	New Jersey
Hall's Logistics Group, Inc.	New Jersey
Icecap Australia MIT Holding, LLC	Delaware
ICECAP Properties AU LLC	Delaware
ICECAP Properties NZ Holdings LLC	Delaware

ICECAP Properties NZ Limited	New Zealand
Icicle Australia Property PTY Limited	Australia
Icicle NZ Property Limited	New Zealand
Inland Quarries, L.L.C.	Delaware
JF Comerico e Distribuicao de Alimentos LTDA	Brazil
JFLOG Participacoes S.A.	Brazil
KM Brrr LLC	New Jersey
KMT Brokeage, LLC	New Jersey
KMT Logistics LLC	New Jersey
KMT Properties Bridgeton, LLC	New Jersey
KMT Properties Logan, LLC	New Jersey
KM Transporation, LLC	New Jersey
Lanier Cold Storage, LLC	Georgia
Lanier Freezer, LLC	Georgia
Lough Egish RE Limited	Republic of Ireland
Lucca Freezer & Cold Storage, LLC	New Jersey
Lucca Newco, LLC	Delaware
Lucca Trucking, L.L.C.	New Jersey
Lurgan RE 1 Ltd.	Northern Ireland
Lurgan RE 2 Ltd.	Northern Ireland
MHG Gateway Properties, LLC	New Jersey
MHW Group at Perryville, LLC	Maryland
Monmouth Property Development, LLC	Illinois
Mullica Hill Cold Storage, LLC	Delaware
New Hall's Warehouse LLC	New Jersey
Newark Energy Group, LLC	New Jersey
Newark Facility Management, LLC	New Jersey
Newark Farmers Market Urban Renewal, LLC	New Jersey
Newlook Products, LLC	Georgia
Newport-St. Paul Cold Storage Company, LLC	Minnesota
Nordic Logistics and Warehousing, LLC	Delaware
Nordic Nashville, LLC	Delaware
Nordic Savannah, LLC	Delaware
Nordic Warehouse Services, LLC	Delaware
Nova Cold Logistics ULC	Ontario
Novacom Limited	Republic of Ireland
Oak Tree Truck Rental Corp.	New Jersey
PCL Repacking, LLC	New Jersey
PortFresh Development LLC	Delaware
Project London Buyer 1, LLC	Delaware
Project London Buyer 2, LLC	Delaware
Savannah Cold Storage, LLC	Delaware
Sawyer Distribution (MOY) Limited	Northern Ireland
Sawyers Transport Ireland Limited	Republic of Ireland
Second Street, LLC	Iowa
Stock Tech S.A. Armazens Gerais	Brazil
Superfrio Armazens Gerias S.A.	Brazil
T F Bowman & Son Limited	United Kingdom
The Mullica Hill Group Companies LLC	Delaware
TI-HI LLC	New Jersey
URS Realty, LLC	Delaware
VersaCold Atlas Logistics Services USA LLC	Delaware
Versacold Cascade Inc.	Washington
Versacold Logistics, LLC	Delaware

Versacold Northeast Logistics, LLC	Massachusetts
Versacold Northeast, Inc.	Massachusetts
VersaCold Texas, L.P.	Texas
VersaCold USA LLC	Delaware
Whitchurch RE Ltd.	United Kingdom
Woolsey Freight Limited	Northern Ireland
Zero Logistics, LLC	Arkansas
ZM NLR Property Owner LLC	Delaware
ZM Property Owner LLC	Delaware
ZM Waco Property Owner, LLC	Delaware
ZM Leasing, LLC	Oklahoma